_______________________________________

                 DYNASIL CORPORATION OF AMERICA
                         385 Cooper Road
               West Berlin, New Jersey 08091-9145
                         (856) 767-4600
             _______________________________________

                            NOTICE OF
                 ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD AT 11:00 AM,
                       ON JANUARY 18, 2005

To the Shareholders of Dynasil Corporation of America:

The annual meeting of shareholders of Dynasil Corporation of America (the "Company"), a New Jersey corporation, will be held at the corporate headquarters of the Company located at 385 Cooper Road, West Berlin, NJ, 08091 on January 18, 2005 beginning at 11:00 A.M. local time. At the meeting, shareholders will act upon the following matters:

(1) Election of three (3) Directors, each for a term of one year;

(2) Approval of an amendment to the Company's Employee Stock
Purchase Plan to increase by 300,000 the number of shares of common stock that may be issued under that Plan;

(3) Approval of an amendment to the Company's 1999 Stock
Incentive Plan to increase by 900,000 the number of shares of common stock that may be issued under that Plan;

(4) Approval of an amendment to the Certificate of Incorporation to authorize the issuance of up to 10 million shares of "blank check" preferred stock by the Company;

(5) Approval of an amendment to the Certificate of Incorporation to reduce the shareholder vote required for certain corporate actions from a two-thirds to a simple majority;

(6) Ratification of appointment of Haefele, Flanagan & Co., p.c., as the Company's independent accountants for fiscal 2005; and

(7) Any other matters that properly come before the meeting.

Shareholders of record at the close of business on November 30, 2004 are entitled to vote at the meeting or any postponement or adjournment.

The accompanying form of proxy is solicited by the Board of Directors of the Company.

Shareholders (whether they own one or many shares and whether they expect to attend the annual meeting or not) are requested to vote, sign, date and promptly return the accompanying proxy in the enclosed self-addressed stamped envelope. A proxy may be revoked at any time prior to its exercise (a) by notifying the secretary of the Company in writing, (b) by delivering a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person.

                         By order of the Board of Directors:

                         Patricia L. Johnson, Corporate Secretary
December 23, 2004
West Berlin, New Jersey

                 DYNASIL CORPORATION OF AMERICA
                         385 Cooper Road
               West Berlin, New Jersey 08091-9145
                         (856) 767-4600

                 ______________________________

                         PROXY STATEMENT
                 ______________________________

This Proxy Statement contains information related to the annual meeting of shareholders of Dynasil Corporation of America (the "Company"), to be held on Tuesday, January 18, 2005 at 11:00 A.M., local time, at the corporate headquarters of the Company, 385 Cooper Road, West Berlin, New Jersey, and at any adjournment or adjournments thereof.

                       ABOUT THE MEETING

What is the purpose of the annual meeting?

  At the Company's annual meeting, shareholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors, proposed increases in the number of shares issuable under the Company's Employee Stock Purchase and 1999 Incentive Stock Option Plans, proposed amendments to the Company's Certificate of Incorporation and ratification of the Company's independent auditors. In addition, the Company's management will report on the performance of the Company during fiscal 2004 and respond to questions from shareholders.

Who is entitled to vote?

     Shareholders of record at the close of business on the record date, November 30, 2004, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

     All shareholders as of the record date, or their duly appointed proxies, may attend the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement statement or similar document or record reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 3,430,644 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the board's recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     -	for  election  of  the nominated slate of  directors  (see
          page 5); and
     -	-	for  increasing the number of authorized shares for  the
       Employee Stock Purchase Plan (see page 8); and
     -	for amending the 1999 Stock Incentive Pplan to increase the
       authorized number of shares (see page 9); and
     -	for amending the Certificate of Incorporation to authorize
       issuance of shares of preferred stock (see page 9); and
     -	for amending the Certificate of Incorporation to reduce the
required shareholder vote for certain corporate actions from two-
thirds to a simple majority (see page 11);  and
     -	for  ratification  of the appointment of Haefele  Flanagan
          & Co., p.c., as the Company's independent auditors (see page 12).

	With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

Election of directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Amendments of Certificate of Incorporation. For these items, the affirmative vote of the holders of a two-thirds majority of the shares represented in person or by proxy and entitled to vote on the items will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to these matters will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

Other items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                         STOCK OWNERSHIP

Who are the largest owners of the Ccompany's stock?

As  of  November  30,  2004, Mr. Craig  Dunham,  President,  CEO
and a Director of the Company, owned 48.4% of the outstanding shares of the common stock of the company (including warrants and options), Saltzman Partners, owned or controlled 10.7% of the outstanding shares of common stock of the Company; and James Saltzman, Chairman of the Board of Directors of the Company, owned 8.28% of theof the outstanding shares of the Company (including options). See the table and notes below.

How many shares of uch stock do the Ccompany's directors and executive officers own?

     The following table and notes set forth the beneficial ownership of the cCommon sStock of the Company as of November 30, 2004 by each person who was known by the Company to beneficially own more than 5% of the common stock, by each director and executive officer who owns shares of common stock and by all directors and executive officers as a group:


Title   Name and Address             No. of Shares and  Percent
  of    Of Beneficial Owner              nature of        of
Class                                   Beneficial       Class
                                       Ownership(1)

Common  Craig Dunham (5)                 2,280,000      48.40%
Common  Saltzman Partners (2)             367,009       10.70%
Common  James Saltzman (2) (3)            298,078        8.28%
Common  David Manzi (6)                   113,542        3.23%
Common  John Kane (4)                      54,925        1.58%

        All Officers and Directors       2,746,545      54.87%
        as a Group

(1) The numbers and percentages shown include shares of common stock issuable to the identified person pursuant to warrants or stock options that may be exercised within 60 days. In calculating the percentage of ownership, such shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by any other shareholders. The number of shares outstanding on November 30, 2004 was 3,430,644 not including 1,575,000 shares issuable on exercise of options and warrants as outlined in notes 3-6.

(2) James Saltzman disclaims beneficial ownership of the 367,009 shares owned by Saltzman Partners.

(3)  Includes options to purchase 90,000 shares of the  Company's common  stock  at $1.50 per share and options to purchase  80,000 shares of the Company's common stock at $0.40 per share.

(4) Includes options to purchase 45,000 shares of the Company's common stock at $1.50 per share.

(5) Includes warrants to purchase 1,200,000 shares of the Company's common stock at an exercise price of either $0.225 or $0.25 per share dependent on certain conditions and options to purchase 80,000 shares of the Company's common stock at $0.40 per share.

(6) Includes options to purchase 80,000 shares of the Company's common stock at $0.40 per share.

                             ITEM 1

                      ELECTION OF DIRECTORS

Three (3) directors will be elected to hold office subject to the provisions of the Company's by-laws until the next Annual Meeting of Shareholders, and until their respective successors are duly elected and qualified. The vote of a majority of the votes entitled to be cast by shareholders present in person or by proxy, is required to elect members of the Board of Directors. The following table sets forth the name, age, position with the Company and respective director service dates of each person who has been nominated to be a director of the Company:

     				 Positions(s)
Name			   Age	 With the Company         Director Since

Mr.  Mr. James Saltzman	   61	Chairman of the Board	       1998
Mr. Craig Dunham	   48	President, CEO, Director   October 2004
Mr. David Manzi	           43	Director		       2002


THE  BOARD  OF  DIRECTORS RECOMMENDS A VOTE  "FOR"  THE  NOMINEES
LISTED HEREIN.

Business Experience of the Directors

     Craig Dunham, 48, President and CEO, has been with the Company since October 1, 2004 when he replaced John Kane, former President and CEO, as a Director. Prior to joining the Company, he spent about one year partnering with a private equity group to pursue acquisitions of mid- market manufacturing companies. From 2000 to 2003, he was Vice President/ General Manager of the Tubular Division at Kimble Glass Incorporated. From 1979 to 2000, he held progressively increasing leadership responsibilities at Corning Incorporated in manufacturing, engineering, commercial, and general management positions. At Corning, he delivered results in various glass and ceramics businesses, including optics and photonics businesses. Mr. Dunham earned a B.S. in mechanical engineering and an M.B.A. from Cornell University.

     James Saltzman, Chairman, 61, has been a member of the Board since February 1998. From January 1997 to June 2000, Mr. Saltzman served as Vice Chairman of the Board and a director of Madison Monroe, Inc., a private company engaged in investments. He has served as a director of Xyvision, Inc., a publicly held company that develops, markets, integrates and supports content management and publishing software since 1992 and was Chairman of the Board of that company from February 1994 to February 1995. On September 19, 2001, in the matter of Securities and Exchange Commission v. James S. Saltzman, Civil Action No. 00-CV-2468 in the United States District Court for the Eastern District of Pennsylvania, Saltzman consented, without admitting or denying the allegations of the Commission's Complaint, to the entry of a Final Judgment and Order in the case, to an order permanently enjoining him from violating Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933 and Section 206(2) of the Investment Advisers Act of 1940 (the "Advisers Act"), and requiring him to pay disgorgement plus prejudgment interest in the amount of $1,920,340, and a civil penalty in the amount of $50,000. The Order was entered on September 19, 2001, by the Honorable Anita
B. Brody.

     Also on January 31, 2001, the Commission instituted and simultaneously settled an Administrative Proceeding against Saltzman pursuant to Section 203(f) of the Advisers Act. Without admitting or denying the Commission's findings, Saltzman consented to the entry of an Order suspending him from association with any investment adviser for a period of twelve months. The basis for the Administrative Proceeding against Saltzman and the Commission's findings was the entry of the Final Judgment and Order in the District Court action. The suspension from association with any investment adviser ended now that twelve months have passed.

     The Commission's Complaint in the District Court action alleged that from at least 1994 through February 4, 2000, Saltzman, as investment adviser to Saltzman Partners, violated the securities laws at issue by failing to disclose material information relating to loans to him by Saltzman Partners in annual financial statements of Saltzman Partners that were sent to the limited partners, namely, that he had taken out approximately $1.78 million in loans from Saltzman Partners, that by 1999 the loans amounted to approximately 20% of Saltzman Partners' assets, and that the loans violated specific terms of the loan provisions in the governing Partnership Agreement and Private Placement Memorandum. Prior to the entry of the Final Judgment and Order, Saltzman fully repaid with interest the loans he had taken from Saltzman Partners, thus satisfying the Order of disgorgement by the District Court.

	David Manzi, 43, has been a member of the Board since June 2002. Since November 1999, Mr. Manzi has served as President and
CEO  of  Special Optics Inc., a Wharton, New Jersey company  that specializes  in the design and manufacture of diffraction-limited
lens   systems  used  in  high  resolution  imaging   and   laser
applications.  Mr. Manzi served as General Manager  and  as  Vice
President  of  Special Optics from 1991 through 1999.   Prior  to
Special Optics he served in various capacities from 1988 through 1991, including Product Manager, for Synoptics, a division of Litton Corporation. Mr. Manzi earned his B.S. degree in Physics from the Pennsylvania State University in 1986.

	The Board held eleven scheduled meetings in fiscal 2004. Mr. Saltzman and a former director, Mr. Kane, attended all of the Board and their committee meetings held during fiscal year 2004.
Mr. Manzi missed one meeting. Mr. Dunham did not become a Board member until fiscal year 2005.

How are directors compensated?

	Directors   Compensation.   Effective  for  fiscal  year   2005,
mMembers  of  the Board receive two- thirds of their compensation
in  the  Company's common stock and one- third  in  cash.   Stock
payments are made at the end of each quarter based on the ending market price for that quarter. On October 14, 2004, options to purchase 80,000 shares of the Company's common stock at $0.40 per share were authorized for all three directors (the most recent market trade at that time was $0.14 per0.14 per share). Fiscal year 2005 compensation for serving on the Board is currently:
Chairman of the Board, $1,500 per month and all other non-employee directors, $1,250 per month. In addition, all reasonable expenses incurred in attending meetings are reimbursed by the Company.

	Previous    to    June    2003,    Directors    received    cash
compensation for serving on the Board as follows: Chairman of the
Board, $2,500 per month, all other non-employee directors, $1,000 per  month.  At a special meeting of the Board on May  29,  2003, the monthly cash compensation payments wereas reduced to conserve cash,  effective June 1, 2003 to the following: Chairman  of  the
Board,  $1,250 per month, all other non-employee directors,  $750 per month. The difference between the previous and reduced cash compensation was deferred and was subsequently paid settled in with a common stock payment in on October 20, 2004. The number of shares due to each Director was calculated based on the average share price during the period for which cash compensation had been deferred. A total of 140,834 shares were issued to Directors on October 20, 2004 at the most recent market price of $0.14 per share for a market value of $19,717. The deferred cash compensation for Directors totaled $29,750 so the net result was that Directors agreed to accept the deferred Directors fees in stock and the value of that stock when issued was $10,033 less than the cash compensation that had been deferred.
  at an average issue price of $___...

What committees has the Board established?

	Compensation   Committee.   The   Compensation   Committee    is
responsible for negotiating and approving salaries and employment agreements with officers of the Company. The committee consists of Messrs. Saltzman and Manzi.

	Nominating    Committee.    The    Nominating    Committee    is
responsible   for   nominating  for  election   at   the   annual
shareholders meeting a slate of board members. The committee consists of Messrs. Saltzman and Manzi.

	Audit   Committee.  The  Audit  Committee  consists  of  Messrs.
Saltzman  and  Manzi.  The  Audit Committee  is  responsible  for reviewing  reports  of the Company's financial  results,  audits,
internal   controls,  and  adherence  to  its  Business   Conduct
Guidelines in compliance with federal procurement laws and regulations. The committee recommends to the Board of Directors the selection of the Company's outside auditors and reviews their procedures for ensuring their independence with respect to the services performed for the Company.

	The Audit Committee is composed of outside directors who are not officers or employees of theof the Company. In the opinion of the Board, these directors are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee.

	The  Board  of  Directors approved and adopted a formal  written
Audit  Committee  Charter on March 5,  2001.   This  Charter  was
adopted in accordance with listing standards promulgated by the National Association of Securities Dealers ("NASD"). The Charter was filed with the Securities and Exchange Commission as an exhibit to the Company's Annual Report on Form 10-KSB for the year ended September 30, 2001.

 REPORT OF THE AUDIT COMMITTEE OF DYNASIL CORPORATION OF AMERICA

November 29, 2004

To the Board of Directors of Dynasil Corporation of America:

     We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the fiscal year ended September 30, 2004.

     We have discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, of the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, of the Independence Standards Board, and have discussed with the accountants the accountants' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004.

     The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act of 1934,, as amended, except to the extent that we specifically incorporate it by reference in such filing.


                                     By:  /s/  James   Saltzman
                                               James   Saltzman,
                                               Chairman


                                     By:  /s/ David Manzi
                                              David Manzi

                                        Audit Committee

                     EXECUTIVE COMPENSATION

	The following table sets forth all information concerning total compensation earned or paid to the officers of the Company who served in such capacities as of September 30, 2004 for services rendered to the Company during each of the last three fiscal years.



                            Summary Compensation Table

                                                                     Long Term Compensation
                                                                     ----------------------
                           Annual Compensation                  Awards             Payouts
                           -------------------                  ------             -------
                                             Other                                  Long-
Name and                                     Annual       Restricted    Securities  Term       All other
Principle                                    Compen-      Stock         Underlying  Incentive  compen-
Position     Year    Salary ($)    Bonus ($) sation ($)   Awards ($)    Options ($) Plans ($)  sation($)
---------    ----    ---------    ---------  ----------   -----------   ---------   --------- ----------
John Kane    2004     110,000
President    2003     110,000
And CEO,     2002     110,000
Treasurer



Paul         2004      77,000
Roehrenbeck, 2003      29,430
VP



Employment Agreements

	An employment agreement with John Kane, formerly President, CEO, Chief Financial Officer and Treasurer, commenced on December
1, 2000 and terminated on November 30, 2004.

	The Company entered into an employment agreement with Craig Dunham, President and CEO, that commenced on October 1, 2004 and continues for a three-year period, after which it automatically renews for one-year terms, unless terminated by either party upon ninety days prior written notice or for cause. Under the employment agreement, Mr. Dunham has agreed to work for us full time and receives an annual base salary of $110,000. Mr. Dunham's agreement also provides for performance bonuses, and an additional annual bonus at the discretion of our Board of Directors. The agreement also provides for a 401(k) pension plan, health insurance benefits and a company car (or car allowance).


Option Grants in Last Fiscal Year

	No options were granted to any executives during the year ended September 30, 2004.

                             ITEM 2

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF AN AMMENDMENT
TO THE EMPLOYEE STOCK PURCHASE PLAN TO INCREASE BY 300,000 THE
NUMBER OF SHARES AUTHORIZED TO BE ISSUED.

     The Company has an Employee Stock Purchase Plan which permits substantially all employees to purchase common stock at a purchase price of 85% of the fair market value of the shares. Under the Plan, a total of 150,000 shares have been reserved for issuance of which 145,17595,387 shares had been issued as of September November 30, 2004. During any twelve-month period, employees may not purchase more than the number of shares for
which the total purchase price exceeds $5,000.   During the years
ended September 30, 2004 and 2003, 2,323, and 4,294 shares of common stock were issued under the plan for aggregate purchase prices of $519, and $520, respectively. Employee purchases during the first two months of fiscal year 2005 totaled 49,788 shares forwith a total purchase price of $10,130. An authorization of additional shares is required to continue the current plan as well as to potentially offer this plan to new employees who may be added through acquisitions or growth. Shave nearly depleted the remaining authorized shares and shareholder approval is requested to increase the authorized shares by 300,000 shares.1

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
THIS PROPOSAL.

                             ITEM 3

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF AN AMENDMENT TO ITS 1999 STOCK INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF
SHARES THAT MAY BE ISSUED UNDER THE PLAN FROM 1,350,000 SHARES TO
2,250,000 SHARES.

The Company adopted a Stock Incentive Plan in 1999 that provides for, among other incentives, the discretionary granting to officers, directors, employees and consultants of options to purchase shares of the Company's common stock. Options are generally exercisable at the fair market value on the date of grant over a five-year period. currently expiring through 20052. The Plan also allows eligible persons to be issued shares of the Company's common stock either through the purchase of such shares or as a bonus for services rendered to the Company. Shares are generally issued at the fair market value on the date of issuance. The maximum shares of common stock, which may currently be issued under the Plans is 1,350,000 shares, of which 623,166 shares of common stock are available for future issue under the plan as of November 30, 2004. If consummated, the Board of Directors may determine to issue shares under the Plan in connection with the pending acquisition of the assets of Optometrics LLC. In addition, this Pplan will be used for issuing shares due to Directors in lieu of cash for their Directors' fees, as well as for other uses contemplated by the Plan. To fulfill these objectives, the Board of Directors would like the increase the number of shares available for option, grant or issuance under the Plan by 900,000 shares from the current 1,350,000 to a new aggregate of 2,250,000 shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
THIS PROPOSAL.

                             ITEM 4

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 25,000,000 SHARES OF COMMON STOCK ONLY TO A TOTAL OF 35,000,000 SHARES CONSISTING OF 10,000,000 SHARES OF PREFERRED STOCK AND 25,000,000 SHARES OF COMMON STOCK

     On _________ November 29,__, 2004, the Board of Directors authorized an amendment to the Company's Certificate of Incorporation to increase the number of our authorized shares and authorize a class of preferred stock, as follows:

     Subject to shareholder approval, Article
     Three of the Certificate of Incorporation would be amended to read as follows and be would be filed with the New Jersey Secretary of State:

     "THIRD: The Corporation is authorized to issue an aggregate of 35,000,000 shares, consisting of two classes, as follows: One class of stock shall be 25,000,000 authorized shares of Common Stock, par value
     $0.0005 per share. The other class of stock shall be 10,000,000 authorized shares of Preferred Stock, par value $0.001. The
     Preferred Stock, or any series thereof,
     shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications;
     limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors."

     This amendment to the Certificate of Incorporation will create 10,000,000 authorized shares of "blank check" preferred stock. The proposed Amendment to the Certificate of Incorporation attached as Exhibit "A" to this proxy contains provisions related to the "blank check" preferred stock. The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed Amendment to the Certificate of Incorporation as set forth in Exhibit "A".

     The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the shareholderstockholders and the consideration for, and terms, rights and features of, which are determined by the board of directors of the Company upon issuance. The authorization of such blank check preferred stock would permit the board of directors to authorize and issue preferred stock from time to time in one or more series.

     Subject to the provisions of the Company's Amended and Restated Certificate of Incorporation and the limitations prescribed by law, the bBoard of dDirectors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The board of directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its shareholders. The board of directors is seeking shareholder approval of an amendment to the Certificate of Incorporation that would give the board of directors flexibility, without further shareholder action, to issue up to 10,000,000 shares of preferred stock on such terms and conditions as the board of directors deems to be in the best interests of the Company and its shareholders.

     If approved, the amendment will provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its shares of cCommon sStock. I, as it will allow shares of preferred stock to be available for issuance from time to time, for such consideration and and with such features as determined by the board of directors for any proper corporate purpose. It is anticipated that such purposes may include exchanging preferred stock for cCommon sStock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets. For the proposed Optometrics acquisition or other future acquisition and financing needs, preferred stock may be an attractive way to raise funds. Existing shareholders would have no preemptive rights to acquire any shares of preferred stock.

     Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the board of directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the board of directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to shareholders generally.

     While the amendment may have anti-takeover ramifications, the board of directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the board of directors enabling the board of directors to consider the proposed transaction in a manner that best serves the shareholders' interests.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
THIS PROPOSAL.

                             ITEM 5

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF AN AMENDMENT TO THE
CERTIFICATE OF INCORPORATION TO REDUCE THE CURRENT TWO-THIRDS
VOTE REQUIRED FOR CERTAIN MAJOR ORGANIC CORPORATE CHANGES TO A
SIMPLE MAJORITY OF THE SHARES CAST.

     On December 20, 2004, the Board of Directors authorized an amendment to the Company's Certificate of Incorporation to add a provision to reduce the current two-thirds vote required to approve certain major organic corporate changes to a simple majority of the shares cast, as follows:

     Subject to shareholder approval, a new
     Article Fourteen will be added to the
     Certificate of Incorporation to read as
     follows and be filed with the New Jersey
     Secretary of State:

    "FOURTEEN: Anything in paragraphs 14A:9-
     2(4)(c), 14A:10-3(2),14A:10-11(1)(c), 14A:12-
     4(4) or elsewhere in the New Jersey Business
     Corporation Act (the "Act") to the contrary notwithstanding, the Corporation hereby adopts the majority voting requirement prescribed byin paragraph 14A:5-11 of the Act as that which shall be required to authorize any action, other than the election of directors, that is to be taken by vote of the shareholders of the Corporation."

     For corporations such as the Company, the New Jersey Business Corporation Act currently requires that a two-thirds majority of the votes cast at a meeting be obtained to approve certain corporate actions. However, the statute also authorizes New Jersey corporations such as the Company to adopt a simple majority of the votes cast requirement to approve those actions. If approved, the amendment will provide the Company with increased flexibility in responding to changing business conditions and needs, as well as bringing the Certificate of Incorporation more closely in line with modern theories and standards of shareholder democracy and corporate governance. In particular, it will eliminate the possibility that a minority of the shareholders could prevent the Company from making certain major organic corporate changes such as a charter amendment, merger or consolidation, sale of assets not in the regular course of business or dissolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
THIS PROPOSAL.




                             ITEM 6

     RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

	Subject to approval of the Company's shareholders, the Board of Directors has decided that Haefele, Flanagan & Co., p.c., which firm has been the independent certified public accountants of the Company for the fiscal year ended September 30, 2004, be continued as independent accountants for the Company. The shareholders are being asked to approve the Board's decision to retain Haefele, Flanagan & Co., p.c. for the fiscal year ending September 30, 2005.

	Representatives of Haefele, Flanagan & Co., p.c. will be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from shareholders.

	Accountants Fees

	For the fiscal year  ended September 30, 2004,  fees  for
services   provided  by  Haefele,  Flanagan  &  Co.,   p.c.   are
categorized as follows:

 (a)   Audit Fees
     The aggregate fees billed or to be billed for professional services rendered by the Company's principal accountant for the audit of the Company's annual financial statements for the fiscal years ended September 30, 2004 and 2003 and the reviews of the financial statements included in the Company's Forms 10-QSB during those fiscal years are $33,780 and $32,200, respectively.

(b)  Audit Related Fees
     The Company incurred no fees during the last two fiscal years for assurance and related services by the Company's principal accountant that were reasonably related to the performance of the audit or review of the Company's financial statements.

 (c)   Tax Fees
     The Company incurred fees of $ 3,600 and $ 3,600 during the last two fiscal years for professional services rendered by the Company's principal accountant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

     The Company incurred no other fees during the last two fiscal years for products and services rendered by the Company's principal accountant.

(e) Pre-approval Policies and Procedures

          The Board of Directors has adopted a pre approval policy requiring that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.
          (a)  	Audit Fees.  For the fiscal year ended  September
     30, 2004, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the Company's quarterly financial statements was $30,900.

          (b)   Financial   Information   Systems   Design   and
     Implementation Fees. For the fiscal year ended September 30, 2004, there was no work performed by the Company's principal independent accountant for, and therefortherefore no fees were incurred for, financial information systems design and implementation.

          (c)  	All  Other  Fees.   For  the  fiscal  year  ended
     September 30, 2004, the aggregate fees billed for services rendered other than the services covered in paragraphs (a) and (b) above was $3,600. These were for tax related services.

          The Audit Committee of the Board of Directors considers the provision of the services covered in paragraphs (b) and
     (c) above and the fees paid therefor, to be compatible with maintaining Haefele, Flanagan & Co., p.c.'s independence.

THE  BOARD  OF  DIRECTORS UNANIMOUSLY RECOMMENDS  A   VOTE  "FOR"
RATIFICATION OF THE APPOINTMENT OF HAEFELE, FLANAGAN & CO.,  P.C.
AS  THE  COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR ENDING
SEPTEMBER 30, 2005.

                          OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. In the event that any other matter is properly brought before the meeting for action by the shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                     ADDITIONAL INFORMATION

Shareholder Proposals for the Annual Meeting. Shareholders interested in presenting a proposal for consideration at the Company's annual meeting of shareholders in 2006 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's by-laws. To be eligible for inclusion, shareholder proposals must be received by the Company's Corporate Secretary no later than August 31, 2005.

Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.


  		        By order of the Board of Directors:


     			Patricia L. Johnson, Corporate Secretary


     December 23, 2004
     West Berlin, New Jersey